UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

February 25, 2020

Date of Report (Date of Earliest Event Reported)

Fortive Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37654	47-5654583
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6920 Seaway Blvd Everett, WA 98203
(Address of principal executive offices)

Registrant’s telephone number, including area code: (425) 446 - 5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FTV	New York Stock Exchange
5% Mandatory convertible preferred stock, Series A, par value $0.01 per share	FTV. PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

Amendment No. 2 to Revolving Credit Agreement

On February 25, 2020 (the “Closing Date”), Fortive Corporation, a Delaware corporation (the “Company”), entered into Amendment No. 2 to Revolving Credit Agreement (the “Second Amendment”), which amends the Amended and Restated Credit Agreement, dated as of March 1, 2019, among the Company and certain of its subsidiaries from time to time party thereto, Bank of America, N.A., as Administrative Agent and a Swing Line Lender, and the lenders referred to therein (as amended by Amendment No. 1 to Revolving Credit Agreement dated as of February 21, 2019, the “Original Revolving Credit Agreement” and as amended by the Second Amendment, the “Revolving Credit Agreement”). The Second Amendment makes certain changes to the Original Revolving Credit Agreement, including without limitation, (i) permitting the consummation by the Company of the previously disclosed separation of Vontier Corporation and (ii) excluding Vontier Corporation and its subsidiaries from certain representations, warranties, conditions precedent, events of default, indemnities and affirmative and negative covenants in the Revolving Credit Agreement.

In connection with the execution of the Second Amendment, the Company paid customary fees and expenses of Bank of America, N.A., in its capacity as administrative agent.

The foregoing summary of the Second Amendment is qualified in its entirety by the complete text of the Second Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference as if fully set forth herein.

Amendment No. 1 to Term Loan Credit Agreement

On the Closing Date, the Company entered into Amendment No. 1 to Term Loan Credit Agreement (the “First Amendment”), which amends the Term Loan Credit Agreement, dated as of March 1, 2019, among the Company, Bank of America, N.A., as Administrative Agent, and the lenders referred to therein (the “Original Term Loan Credit Agreement” and as amended by the First Amendment, the “Term Loan Credit Agreement”). The First Amendment makes certain changes to the Original Term Loan Credit Agreement, including without limitation, (i) extending the maturity date of the term loans outstanding under the Term Loan Credit Agreement until August 28, 2020, (ii) permitting the consummation by the Company of the previously disclosed separation of Vontier Corporation and (iii) excluding Vontier Corporation and its subsidiaries from certain representations, warranties, conditions precedent, events of default, indemnities and affirmative and negative covenants in the Term Loan Credit Agreement.

In connection with the execution of the First Amendment, the Company paid customary fees and expenses of Bank of America, N.A., in its capacity as administrative agent.

The foregoing summary of the First Amendment is qualified in its entirety by the complete text of the First Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference as if fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

10.1

Amendment No. 2 to the Revolving Credit Agreement, dated as of February 25, 2020, by and among Fortive Corporation and certain of its subsidiaries from time to time party thereto, Bank of America, N.A., as Administrative Agent and a Swing Line Lender, and the lenders referred to therein.

10.2	Amendment No. 1 to Term Loan Credit Agreement, dated as of February 25, 2020, by and among Fortive Corporation, Bank of America, N.A., as Administrative Agent, and the lenders referred to therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTIVE CORPORATION

By:	/s/ Daniel B. Kim
Name:	Daniel B. Kim
Title:	Vice President - Associate General Counsel and Secretary

Date: February 28, 2020